UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2010
GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)
585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 3, 2010, the Board of Directors of Granite Construction Incorporated (the “Company”) appointed Laurel J. Krzeminski as Vice President and Chief Financial Officer. In this position, Ms. Krzeminski will continue to serve as the Company’s principal financial officer and principal accounting officer. Ms. Krzeminski, age 56, had been serving as interim Chief Financial Officer since June 1, 2010. Ms. Krzeminski joined the Company in July 2008 as Vice President and Corporate Controller. From 1993 to 2007, she served in various corporate and operational finance positions with The Gillette Company (acquired by The Procter & Gamble Company in 2005), including finance director for the Duracell and Braun North American business units. In this role, Ms. Krzeminski was responsible for the successful integration of all financial business systems and processes, along with the relocation of the finance business unit operations during Gillette’s transition to Proctor & Gamble. Ms. Krzeminski also served as the director of Gillette’s Sarbanes-Oxley Section 404 Compliance program and Gillette’s director of corporate financial reporting, director of the worldwide invoicing center, and controller for two subsidiary businesses. Her experience also includes several years in public accounting with an international accounting firm.
     In connection with Ms. Krzeminski’s appointment, her compensation package was adjusted to: (i) increase her annual base salary from $240,000 to $350,000, effective November 3, 2010; (ii) increase her maximum annual incentive opportunity for 2010 under the Company’s Annual Incentive Plan from $75,000 to $97,500; and (iii) increase her maximum incentive opportunity for 2010 under the Company’s Long-Term Incentive Compensation Plan (“LTIP”) from $150,000 to $208,333. Any awards under the LTIP will be paid in restricted stock units. Ms. Krzeminski also participates in the Granite Construction Key Management Deferred Compensation Plan II and the Executive Retention and Severance Plan and receives a vehicle allowance of $1,000 per month.
     A copy of the press release announcing Ms. Krzeminski’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description
99.1	Press Release, dated November 9, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
By:	/s/ Terry K. Eller
Terry K. Eller
Vice President, General Counsel and Secretary

Date: November 9, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated November 9, 2010.